Exhibit 99.1

ChargePoint Announces Pricing of Secondary Public Offering of Common Stock

by Selling Stockholders

CAMPBELL, CA, July 14, 2021 – ChargePoint Holdings, Inc. (“ChargePoint” or the “Company”) (NYSE:CHPT), a leading electric vehicle (“EV”) charging network, announced today the pricing of its previously announced underwritten secondary offering of 12,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), by certain stockholders of the Company (the “Selling Stockholders”), at a public offering price of $23.50 per share. The offering consists entirely of secondary shares to be sold by the Selling Stockholders. The Selling Stockholders will receive all of the proceeds from the offering. The offering is expected to close on or about July 19, 2021, subject to the satisfaction of customary closing conditions.

The Selling Stockholders have granted the underwriters a 30-day option to purchase up to an additional 1,800,000 shares of Common Stock from the Selling Stockholders at the public offering price, less underwriting discounts and commissions.

BofA Securities, Goldman Sachs & Co. LLC and Oppenheimer & Co. are acting as joint lead book-running managers for this offering and as representatives of the underwriters for the offering. Morgan Stanley is also acting as book-running manager for the offering. Citigroup, D.A. Davidson & Co., HSBC, Roth Capital Partners and Wolfe I Nomura Strategic Alliance are acting as co-managers for the offering.

A registration statement (including a prospectus) relating to the offering of Common Stock has been filed with, and declared effective by, the U.S. Securities and Exchange Commission (the “SEC”). You may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov. When available, a copy of the final prospectus related to the offering may also be obtained from: BofA Securities, Attention: Prospectus Department, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte, NC 28255-0001 or by email at dg.prospectus_requests@bofa.com; Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, New York 10282; or Oppenheimer & Co. Inc. Attention: Syndicate Prospectus Department, 85 Broad Street, 26th Floor, New York, NY 10004 or by email at EquityProspectus@opco.com.

The offering of these securities will be made only by means of a prospectus. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

“Wolfe I Nomura Strategic Alliance” is the marketing name used by Wolfe Research Securities and Nomura Securities International, Inc. in connection with certain equity capital markets activities conducted jointly by the firms. For these activities, Nomura serves as the underwriter, placement agent, or initial purchaser (as applicable) and Wolfe Research Securities provides sales support services, investor education, and/or independent equity research services.

About ChargePoint Holdings, Inc.

ChargePoint is creating a new fueling network to move people and goods on electricity. Since 2007, ChargePoint has been committed to making it easy for businesses and drivers to go electric with one of the largest EV charging networks and a comprehensive portfolio of charging solutions available today. ChargePoint’s cloud subscription platform and software-defined charging hardware are designed to include options for every charging scenario from home and multifamily to workplace, parking, hospitality, retail and transport fleets of all types.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this press release are forward-looking statements, including statements regarding the offering. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “seek,” “plan,” “intend,” “believe,” “will,” “may,” “could,” “continue,” “likely,” “should,” and other words.

The forward-looking statements contained in this press release are based on our current expectations and assumptions regarding our business, the economy, and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions and the following: we are an early stage company with a history of losses, and expect to incur significant expenses and continuing losses for the near term; we may fail to grow effectively; we face competition from a number of companies and expect to face significant competition in the future; we may fail to effectively expand our sales and marketing capabilities; we face risks related to health pandemics, including the COVID-19 pandemic; we rely on a limited number of suppliers and manufacturers for our charging stations; our business is subject to risks associated with construction, cost overruns and delays; future acquisitions or strategic investments could be difficult to identify and integrate, divert the attention of key management personnel, disrupt our business and dilute stockholder value; we may be unable to attract and retain key employees and hire qualified management, technical, engineering and sales personnel; we are expanding operations internationally, which will expose us to additional tax, compliance, market and other risks; some members of our management have limited experience in operating a public company; we may need to raise additional funds and these funds may not be available when needed; our future revenue growth will depend on our ability to increase sales of our products and services; we are vulnerable to possible computer malware, viruses, ransomware, hacking, phishing attacks and similar disruptions; our headquarters and other facilities are located in an active earthquake zone; seasonality may cause fluctuations in our revenue; our future growth and success is correlated with and dependent upon the continuing rapid adoption of EVs for passenger and fleet applications; the EV market benefits from the availability of rebates, tax credits and other financial incentives from governments, utilities and others to offset the purchase or operating costs; we may be unable to protect our technology and intellectual property from unauthorized use by third-parties; some of our products contain open-source software, which may pose particular risks to our proprietary software, products and services; we may be unable to remediate our material weaknesses or internal control over financial reporting; the concentration of ownership among our existing executive officers, directors and their affiliates may prevent new investors from influencing significant corporate decisions; we have never paid cash dividends on our capital stock and do not anticipate paying dividends in the foreseeable future; the price of our Common Stock may be subject to wide fluctuations; the coverage of our business or our securities by securities or industry analysts or the absence thereof could adversely affect the trading price and volume of our Common Stock and other securities; sales of a substantial number of shares of our Common Stock by our existing stockholders could cause the price of the Common Stock to decline; our warrants accounted for as a warrant liability; our limited operating history as a public company; our dependence on widespread acceptance and adoption of EVs and increased installation of charging stations at home, at work and on-route; our current dependence on sales of charging stations for most of our revenues; overall demand for EV charging and the potential for reduced demand for EVs if governmental rebates, tax credits and other financial incentives are reduced, modified or eliminated or governmental mandates to increase the use of EVs or decrease the use of vehicles powered by fossil fuels, either directly or indirectly through mandated limits on carbon emissions, are reduced, modified or eliminated; supply chain interruptions; our ability to expand internationally; the need to attract additional fleet operators as customers; potential adverse effects on our revenue and gross margins if customers increasingly claim clean energy credits and, as a result, they are no longer available to be claimed by us; the effects of competition; and the risk that our technology could have undetected defects or errors.

Although we have attempted to identify important risk factors, there may be other risk factors not presently known to us or that we presently believe are not material that could cause actual results and developments to differ materially from those made in or suggested by the forward-looking statements contained in this press release. If any of these risks materialize, or if any of the above assumptions underlying forward-looking statements prove incorrect, actual results and developments may differ materially from those made in or suggested by the forward-looking statements contained in this press release.

Any forward-looking statement made by us in this press release speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless specifically expressed as such, and should be viewed as historical data.

For more information, contact:

Investor Relations

Patrick Hamer

VP, Capital Markets and Investor Relations

Patrick.hamer@chargepoint.com

investors@chargepoint.com

Press

Olivia Marcinka

Communications Specialist

Olivia.marcinka@chargepoint.com

media@chargepoint.com

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